FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The disclosures under Item 8.01 – Other Matters below are incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under Item 8.01 – Other Matters below are incorporated by reference herein.

Item 8.01. Other Matters.

As discussed below, on August 9, 2006, United States Cellular Corporation (“U.S. Cellular”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) relating to the late filing of its Quarterly Report on Form 10-Q (“Form 10-Q”) for the period ended June 30, 2006. The information disclosed in such Form 12b-25 is incorporated by reference herein.

U.S. Cellular also issued a press release on August 9, 2006 relating to the late filing of its Form 10-Q for the period ended June 30, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously disclosed, U.S. Cellular determined to restate its financial results for each of the three years in the period ended December 31, 2004, including quarterly information for 2004 and 2003 and certain selected financial data for 2001 and 2000. U.S. Cellular also determined to restate its Forms 10-Q for the periods ended March 31, 2005 and June 30, 2005. As a result, U.S. Cellular delayed the filing of its Form 10-Q for the period ended September 30, 2005.  Such restatements and the Form 10-Q for the period ended September 30, 2005 were filed on April 26, 2006.

It was necessary for U.S. Cellular to complete and file the restatements and its Forms 10-Q for the period ended September 30, 2005 before it could complete and file its Annual Report on Form 10-K (“Form 10-K”) for the year ended December 31, 2005. Such Form 10-K was due on March 16, 2006. Although a Form 12b-25 was filed by U.S. Cellular prior to March 17, 2006, U.S. Cellular indicated in such filing that it did not expect to file the Form 10-K for the year ended December 31, 2005 by the extended due date of March 31, 2006 and did not do so. U.S. Cellular filed the Form 10-K for the year ended December 31, 2005 on July 28, 2006.

It was also necessary for U.S. Cellular to complete and file the restatements, its Form 10-Q for the period ended September 30, 2005 and its Form 10-K for the year ended December 31, 2005 before it could complete and file its Form 10-Q for the period ended March 31, 2006. Such Form 10-Q was due on May 10, 2006. Although a Form 12b-25 was filed with the SEC on or prior to May 11, 2006, U.S. Cellular indicated in such form that it did not expect to file the Form 10-Q for the period ended March 31, 2006 by the extended due date of May 15, 2006 and did not do so. U.S. Cellular expects to file the Form 10-Q for the period ended March 31, 2006 as soon as possible.

It will also be necessary for U.S. Cellular to complete and file its Form 10-Q for the period ended March 31, 2006, before it can complete and file its Form 10-Q for the period ended June 30, 2006. Such Form 10-Q for the period ended June 30, 2006 is due on August 9, 2006, but can be extended to August 14, 2006 by filing Form 12b-25 with the SEC on or prior to August 10, 2006.  Although a Form 12b-25 is being filed with the SEC on or prior to August 10, 2006, U.S. Cellular does not expect that the Form 10-Q for the period ended June 30, 2006 will be completed by the extended due date of August 14, 2006. Accordingly, U.S. Cellular expects that its Form 10-Q for the period ended June 30, 2006 will not be filed on a timely basis. U.S. Cellular expects to file the Form 10-Q for the period ended June 30, 2006 as soon as possible after its Form 10-Q for the period ended March 31, 2006 is filed.

The restatements and late filings resulted in or will result in defaults under the revolving credit agreement between U.S. Cellular and certain lenders and under certain forward contracts between a subsidiary of U.S. Cellular and a counterparty. U.S. Cellular has not failed to make and does not expect to fail to make any scheduled payment of principal or interest under such revolving credit agreements or forward contracts. U.S. Cellular has received waivers from the lenders and the counterparty under such agreements pursuant to which such defaults were waived, subject to the satisfaction of certain conditions. Certain conditions have been satisfied as a result of the filing of the restatements, the Form 10-Q for the period ended September 30, 2005 and the Form 10-K for the year ended December 31, 2005.  The remaining conditions will be satisfied provided that U.S. Cellular files its Form 10-Q for the period ended March 31, 2006 within 30 days after it filed its Form 10-K for the year ended December 31, 2005, or by

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August 27, 2006 (which because this is a Sunday, may be filed on August 28, 2006), and files its Form 10-Q for the period ended June 30, 2006 within 45 days after filing such first quarter Form 10-Q, or no later than October 12, 2006.

In addition, the late filings resulted in or will result in non-compliance under a debt indenture. U.S. Cellular is now in compliance with such debt indenture with respect to its Form 10-Q for the period ended September 30, 2005 as a result of the filing of such form with the SEC on April 26, 2006 and with respect to its Form 10-K for the year ended December 31, 2005 as a result of the filing of such form on July 28, 2006, as noted above. However, U.S. Cellular has not yet filed its Form 10-Q for the period ended March 31, 2006. In addition, the late filing of the Form 10-Q for the period ended June 30, 2006 will result in non-compliance under such debt indenture. Nevertheless, this non-compliance will not result in events of default unless and until written notice thereof is delivered to U.S. Cellular by the trustee or sufficient holders of debt and, in any event, such events of default would be cured if U.S. Cellular files its Form 10-Q for the period ended March 31, 2006 and/or its Form 10-Q for the period ended June 30, 2006, as applicable, within 90 days of any such notice. As a result, U.S. Cellular believes that it will be able to make all filings in sufficient time to avoid any event of default maturing into a default under any indenture. U.S. Cellular has not failed to make and does not expect to fail to make any scheduled payment of principal or interest under such indentures.

As previously disclosed, U.S. Cellular received a notice from the staff of the American Stock Exchange (“AMEX”) indicating that U.S. Cellular was not in compliance with AMEX listing standards, due to the late filings.  U.S. Cellular is now in compliance with such listing standards with respect to its Form 10-Q for the period ended September 30, 2005 as a result of the filing of such form with the SEC on April 26, 2006 and with respect to its Form 10-K for the year ended December 31, 2005 as a result of the filing of such form with the SEC on July 28, 2006, as noted above.  However, U.S. Cellular  is not in compliance with AMEX listing standards, due to the failure to file its quarterly report on Form 10-Q for the period ended March 31, 2006 on a timely basis. The failure by U.S. Cellular to file its Form 10-Q for the period ended June 30, 2006 on a timely basis will also result in non-compliance with the AMEX listing standards. However, as previously disclosed, the AMEX granted U.S. Cellular an extension until November 14, 2006 to regain compliance with AMEX listing standards. U.S. Cellular will regain compliance with the AMEX listing standards when it has filed with the SEC its Form 10-Q for the period ended March 31, 2006 and its Form 10-Q for the period ended June 30, 2006 on or prior to November 14, 2006.

In addition, as previously disclosed, U.S. Cellular is not in compliance with AMEX listing standards because U.S. Cellular has not distributed its annual report to shareholders by April 30, 2006. Accordingly, U.S. Cellular requested and obtained from the AMEX an extension until November 14, 2006 in order to provide additional time to complete and distribute its annual report to shareholders. U.S. Cellular will regain compliance with such AMEX listing standards when it has distributed its annual report to shareholders for the year ended December 31, 2005 on or prior to November 14, 2006.  It is expected that the annual report will be distributed on or about August 14, 2006.

Also as previously disclosed, U.S. Cellular received a notice from the staff of the New York Stock Exchange (“NYSE”) indicating that U.S. Cellular was not in compliance with listing standards relating to its debt listed on the NYSE, due to the late filings.  U.S. Cellular is now in compliance with such listing standards with respect to its Form 10-Q for the period ended September 30, 2005 as a result of the filing of such form with the SEC on April 26, 2006 and with respect to its Form 10-K for the year ended December 31, 2005 as a result of the filing of such form with the SEC on July 28, 2006, as noted above. However, U.S. Cellular is not in compliance with NYSE listing standards due to the failure to file its quarterly report on Form 10-Q for the period ended March 31, 2006 on a timely basis. Further, the failure by U.S. Cellular to file its Form 10-Q for the period ended June 30, 2006 on a timely basis will also result in non-compliance with the NYSE listing standards. U.S. Cellular will regain compliance with the NYSE listing standards when it has filed with the SEC its Form 10-Q for the period ended March 31, 2006 and its Form 10-Q for the period ended June 30, 2006.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: August 9, 2006

By:	/s/ Steven T. Campbell
Steven T. Campbell
Vice President and Controller
(Principal Accounting Officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

99.1	Press Release dated August 9, 2006.

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement